EXHIBIT 10.1


                            AIRCRAFT
                      TIME-SHARING AGREEMENT

     This Agreement is made effective as of _________________, 20__ by and between NIKE, Inc., an Oregon corporation, with principal offices at One Bowerman Drive, Beaverton, Oregon 97005-6453 ("Owner"), and ____________, with a principal business office address of One Bowerman Drive, Beaverton, Oregon 97005-6453 ("Lessee").

                            RECITALS

     WHEREAS, Owner is the registered Owner of certain civil Aircraft bearing the United States Registration Numbers and of the types set forth on Exhibit A to this Agreement (collectively, the "Aircraft" or individually an "Aircraft"); and

     WHEREAS, Owner and Lessee desire to lease the Aircraft and flight crew on a time-sharing basis as defined in Section 91-501(c)(1) of the Federal Aviation Regulations ("FAR").

     THEREFORE, for good and valuable consideration, Owner and Lessee hereby agree as follows:

1.     Lease of Aircraft.  Owner agrees to lease the Aircraft to Lessee
       _________________
pursuant to the provisions of FAR 91-501(c)(1) and to provide a fully qualified flight crew for all operations for the period commencing on the date of this Agreement and terminating on the date Lessee ceases to serve in the capacity of at least President or Chief Executive Officer of NIKE, Inc.

2.     Expenses.  Lessee shall pay Owner for each flight conducted
       ________
under this Agreement the aggregate incremental cost of each specific flight. Such cost shall in no event exceed the sum of the following expenses authorized by FAR 91-501(d):

(a)   Fuel, oil, lubricants, and other additives;
(b) Travel expenses of the crew, including food, lodging and ground transportation;
(c) Hangar and tie down costs away from the Aircraft's base of operation;
(d)   Insurance obtained for a specific flight;
(e) Landing fees, airport taxes and similar assessments including, but not limited to IRC Section 4261 and related excise taxes;
(f) Customs, foreign permit, and similar fees directly related to the flight;
(g)   In-flight food and beverages;
(h)   Passenger ground transportation;
(i)   Flight planning and weather contract services; and
(j) An additional charge equal to 100% of the expenses listed in subparagraph (a) of this Section.

3.     Payment of Expenses.  Owner will pay all expenses related to the
       ___________________
operation of the Aircraft when incurred, and will provide an invoice and bill Lessee for the expenses enumerated in Section 2 above on the last day of the month in which any flight or flights for the account of Lessee occur. Lessee shall pay Owner for said expenses within 30 days of receipt of the invoice and bill therefor.

4.     Scheduling.  Lessee will provide Owner with requests for flight
       __________
time and proposed flight schedules as far in advance of any given flight as possible, and in any case, at least 24 hours in advance of Lessee's planned departure. Requests for flight time shall be in a form, whether written or oral, mutually convenient to, and agreed upon by the parties. In addition to the proposed schedules and flight times, Lessee shall provide at least the following information for each proposed flight at some time prior to scheduled departure as required by the Owner or Owner's flight crew:

(a)   proposed departure point;
(b)   destination;
(c)   date and time of flight;
(d)   the number of anticipated passengers;
(e)   the nature and extent of luggage and/or cargo to be carried;
(f)   the date and time of return flight, if any; and
(g) any other information concerning the proposed flight that may be pertinent or required by Owner or Owner's flight crew.

5.     Conflicts in Scheduling.  Owner shall have final authority over
       _______________________
the scheduling of the Aircraft, provided, however, that Owner will use its best efforts to accommodate Lessee's needs and to avoid conflicts in scheduling.

6.     Maintenance.  Owner shall be solely responsible for securing
       ___________
maintenance, preventive maintenance and required or otherwise necessary inspections on the aircraft, and shall take such requirements into account in scheduling the Aircraft. No period of maintenance, preventive maintenance or inspection shall be delayed or postponed for the purpose of scheduling the aircraft, unless said maintenance or inspection can be safely conducted at a later time in compliance with all applicable laws and regulations, and within the sound discretion of the pilot in command. The pilot in command shall have final and complete authority to cancel any flight for any reason or condition which in his judgment would compromise the safety of the flight.

7.     Flight Crew.  Owner shall employ, pay for, and provide to Lessee
       ___________
a qualified flight crew for each flight undertaken under this Agreement.

8.     Judgment of Flight Crew.  In accordance with applicable FAR, the
       _______________________
qualified flight crew provided by Owner will exercise all of its duties and responsibilities in regard to the safety of each flight conducted hereunder. Lessee specifically agrees that the flight crew, in its sole discretion, may terminate any flight, refuse to commence any flight, or take other action, which in the considered judgment of the pilot in command is necessitated by considerations of safety. No such action of the pilot in command shall create or support any liability for loss, injury, damage or delay to Lessee or any other person. The parties further agree that Owner shall not be liable for delay or failure to furnish the aircraft and crew pursuant to this Agreement when such failure is caused by government regulation or authority, mechanical difficulty, war, civil commotion, strikes or labor disputes, weather conditions, or acts of God.

9.     Additional Insurance.  Owner will provide such additional
       ____________________
insurance coverage as Lessee shall request or require, provided, however, that the cost of such additional insurance shall be borne by Lessee as set forth in Section 2(d) hereof.

10.     Lessee Warranties.  Lessee warrants that:
        _________________

(a) He will use the Aircraft for and on account of his own business only, and will not use the Aircraft for the purpose of providing transportation of passengers or cargo in air commerce for compensation or hire;

(b) He shall refrain from incurring any mechanics or other lien in connection with inspection, preventive maintenance, maintenance or storage of the Aircraft, whether permissible or impermissible under this Agreement, nor shall there be any attempt by any party hereto to convey, mortgage, assign, lease or any way alienate the Aircraft or create any kind of lien or security interest involving the Aircraft or do anything or take any action that might mature into such a lien; and

(c) During the term of this Agreement, he will abide by and conform to all such laws, governmental and airport orders, rules and regulations, as shall from time to time be in effect relating in any way to the operation and use of the Aircraft by a time-sharing Lessee.

11.     Base of Operation.  For purposes of this Agreement, the
        _________________
permanent base of operation of the Aircraft shall be the Hillsboro airport, Hillsboro, Oregon.

12.     Assignment; Binding Effect.  Neither this Agreement nor any
        __________________________
party's interest herein shall be assignable to any other party whatsoever. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their heirs, representatives and successors.

13.     Truth in Leasing Statement.
        __________________________

     OWNER HEREBY CERTIFIES THAT EACH AIRCRAFT HAS BEEN INSPECTED AND MAINTAINED WITHIN THE TWELVE (12) MONTH PERIOD PRECEDING THE DATE OF THE AGREEMENT, EXCEPT TO THE EXTENT THE AIRCRAFT IS LESS THAN TWELVE
(12) MONTHS OLD, IN ACCORDANCE WITH THE PROVISIONS OF FAR PART 91 AND ALL APPLICABLE REQUIREMENTS FOR THE MAINTENANCE AND INSPECTION THERE UNDER HAVE BEEN MET.

     THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER FAR PART 91 FOR OPERATIONS TO BE CONDUCTED UNDER THIS LEASE. DURING THE DURATION OF THIS LEASE, NIKE, INC., ONE BOWERMAN DRIVE, BEAVERTON, OREGON 97005-6453 IS CONSIDERED RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT UNDER THIS LEASE.

     AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND
PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.

     THE "INSTRUCTIONS FOR COMPLIANCE WITH TRUTH IN LEASING
REQUIREMENTS" ATTACHED HERETO ARE INCORPORATED HEREIN BY REFERENCE.

     I, THE UNDERSIGNED JOHN F. COBURN III AS SECRETARY OF NIKE, INC., ONE BOWERMAN DRIVE, BEAVERTON, OREGON 97005-6453, CERTIFY THAT IT IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT AND THAT IT
UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.


     IN WITNESS WHEREOF, Owner and Lessee have executed this Agreement as of the date first written above.

NIKE, Inc.


By:_____________________________      ___________________________
                                      Date and Time of Execution



________________________________      ___________________________
[Lessee]                              Date and Time of Execution


EXHIBIT A


               United States
            Registration Number                    Aircraft Type
         _________________________         ____________________________

                N6453                        Dassault Falcon 2000EX
                N3546                        Gulfstream G-V
                N1KE                         Gulfstream G-V